EXHIBIT 10.89

                           TERMINATION AND RELEASE
                                     OF
                        TRADEMARK SECURITY AGREEMENT

      TERMINATION AND RELEASE OF TRADEMARK SECURITY AGREEMENT, dated as of
May 31, 2002, by and between FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, (the "Lender"), under the Trademark Agreement (as defined herein) and IMMUNOGENETICS,, INC., a Delaware corporation having its principal place of business at Wheat Road and Lincoln Avenue, Buena, New Jersey 08310 (the "Company").

      WHEREAS, pursuant to the terms of (i) the Loan and Security Agreement, dated October 29, 1999 between the Company, IGI, Inc., IGEN, Inc.
and Blood Cells, Inc. (collectively, the "Borrowers") and the Lender (as amended and in effect from time to time, the "Loan Agreement"), and (ii) the Trademark Security Agreement (the "Trademark Agreement"), dated as of October 29, 1999, between the Company and the Lender and recorded with the U.S. Patent and Trademark Office on January 19, 2000 at (Trademark Reel 002023 and Frame Number 0187), the Company granted to the Lender a security interest in and lien on, and collaterally assigned to the Lender all of its trademarks, trademark registrations and associated goodwill, including, without limitation, the trademarks identified on Schedule A attached hereto (such trademarks referred to herein as the "Named Trademarks"); and

      WHEREAS, the Lender has agreed to terminate and release its security interest and all of its right, title and interest in each of the Named Trademarks as herein provided;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Company hereby agree as follows:

      1. Release and Assignment. The Lender hereby terminates and releases its security interest in and first priority lien on all of the Company's Named Trademarks, and the Lender hereby assigns and transfers to the Company, without recourse, all of the Lender's right, title and interest in and to each of the Named Trademarks and the related trademark registrations and goodwill, effective as of the date set forth above.

      2. Acknowledgment and Acceptance. The Company hereby acknowledges and accepts the foregoing release and assignment by the Lender.

      3. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender and the Company have executed this Release, to take effect as of the date first set forth above.

                                       FLEET CAPITAL CORPORATION

                                       By:  /s/ Stephen M. Spencer
                                            -------------------------------
                                            Name:  Stephen M. Spencer
                                            Title: Senior Vice President

Accepted:

IMMUNOGENETICS, INC.

By:
     --------------------------------
     Name:
     Title:


                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CONNECTICUT     )
                         )ss.   Glastonbury
COUNTY OF HARTFORD       )

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 29th day of May, 2002, personally appeared Stephen M. Spencer to me known personally, and who, being by me duly sworn, deposes and says that he is a Senior Vice President of FLEET CAPITAL CORPORATION, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

                                       /s/  Lisa A. Giampaolo
                                       ------------------------------------
                                       Notary Public
                                       My Commission Expires:

                                       LISA A. GIAMPAOLO
                                       NOTARY PUBLIC
                                       MY COMMISSION EXPIRES FEB. 28, 2005

                                 SCHEDULE A
                                 ----------

                     TRADEMARKS OF IMMUNOGENETICS, INC.
                     ----------------------------------


**********************************************************************************************************************************

                                       Trademarks For Owner: IMMUNOGENETICS, INC.
                                             Date of Report: 20NO2001

**********************************************************************************************************************************

Docket No.    Current Owner   Ctry   Types   Status          Cur App Dt   Curr App No  Curr Reg D  Curr Reg No  Renewal    Expires
----------    -------------   ----   -----   ------          ----------   -----------  ----------  -----------  -------    -------

IMH-0169      IMMUNOGENETICS, USA            REGISTERED      14AU1986     614736       20OC1987    1461618      20OC2007   20OC2007
              INC.
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN    5

Mark: PUPPYVITE    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC


IMH-0232      IMMUNOGENETICS, HONG   G       REGISTERED      03MY2000     08093/93     03AU2000    B03011/96    03AU2014   03AU2014
              INC.
Attorney: RAL   Client/Division: IMH     Agent:       Class & Type: IN   31

Mark: NUTRI-CAL    (PET CARE TM)                      Goods: PHARMACEUTICAL VETERINARY & SANITARY PREPARATIONS; DIETETIC
                                                             SUBSTANCES ADAPTED